Exhibit 99.1

Supplemental Company Information

Forward-Looking Information
The Supplemental Financial Data contained herein includes the previously disclosed expected annualized pre-tax synergy savings from (i) the completed acquisition by ACCO Brands Corporation (“ACCO Brands,” the “Company,” “we,” “us” or “our”) in May 2016 of the 50% of the Pelikan Artline joint venture and the issued capital stock of Pelikan Artline Pty Limited (collectively, “Pelikan Artline”) that we did not already own, and (ii) our pending acquisition of Esselte Group Holdings AB (“Esselte”) currently expected to be completed in early 2017, which disclosures are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These amounts reflect the annualized pre-tax synergy savings expected to be realized by the second anniversary of the date of acquisition, in the case of Pelikan Artline, and by the third anniversary of the date of acquisition, in the case of Esselte. Accordingly, these synergy savings will not be realized immediately, and in fact, transaction costs related to the acquisition and integration of Pelikan Artline and Esselte in the near term may offset some or all of such anticipated synergy savings. There is no assurance that we will achieve these synergy savings in the amounts or in the time frames currently anticipated. Factors that could result in our failure to achieve such synergy savings include:

•	the risk that material conditions to closing the acquisition of Esselte, including regulatory anti-trust approvals, may not be satisfied;

•
the risk that the acquisition of Esselte may not be completed, the length of time necessary to consummate the acquisition of Esselte and our ability to achieve the synergy savings and realize estimated cash flow, growth opportunities and other potential benefits of acquiring Esselte and successfully combine it with our existing business;

•	the concentration of our business with a relatively limited number of large and sophisticated customers;

•	the consolidation of our customers;

•	risks associated with foreign currency fluctuations;

•
our ability to achieve the synergy savings, growth opportunities and other potential benefits from our acquisition of the 50% of the Pelikan Artline joint venture that we did not already own, and successfully combine Pelikan Artline with our existing Australian business;

•	shifts in the channels of distribution of our products;

•
challenges related to the highly competitive business segments in which we operate, including, low barriers to entry, customers who have the ability to source their own private label products, limited retail space, competitors’ strong brands, competition from imports from a range of countries, including countries with lower production costs, competitors’ ability to source lower-cost products in local currencies and competition from a wide range of products and services, including electronic, digital and web-based products that can render obsolete or less desirable some of our products;

•	our ability to develop and market innovative products that meet end-user demands;

•	commercial and consumer spending decisions during periods of economic uncertainty or weakness;

•	a failure of our information technology systems or supporting infrastructure or an information security breach;

•
our ability to successfully expand our business in emerging markets which generally involve more financial, operational, legal and compliance risks and create exposure to unstable political conditions, civil unrest and economic volatility;

•	our ability to grow profitably through acquisitions;

•	the ability of our Computer Products Group to successfully compete in a rapidly changing and highly competitive industry;

•	the impact of regulatory and self-regulatory requirements, litigation, regulatory actions or other legal claims or proceedings;

•	the risks associated with outsourcing production of certain of our products, information systems and other administrative functions;

•	the continued decline in the use of certain of our products, especially paper-based dated time management and productivity tools;

•	the risks associated with seasonality, raw material, labor and transportation cost fluctuations;

•	the impact of pension costs; any impairment of our goodwill or other intangible assets;

•
risks associated with our substantial indebtedness, including our significant debt service obligations, limitations imposed by restrictive covenants and our ability to comply with financial ratios and tests;

•	our failure to comply with customer contracts;

•	the insolvency, bankruptcy or financial instability of our customers and suppliers;

•	our ability to secure, protect and maintain our intellectual property rights;

•	our ability to attract and retain key employees;

•	the volatility of our stock price;

•	material disruptions at one of our or our suppliers’ major manufacturing or distribution facilities resulting from circumstances outside our control; and

•
other risks and uncertainties described under “Risk Factors” described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015, in "Part II, Item 1A. Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 and in other reports we file with the Securities and Exchange Commission.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by the forward-looking statements contained herein, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities. The forward looking statements contained herein are based on the information currently available to us and speak only as of the date of this statement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Supplemental Financial Data
Provided below for the periods presented are Adjusted EBITDA, Supplemental Combined Net Sales and Supplemental Combined adjusted EBITDA of ACCO Brands, each of which are financial measures that do not comply with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP Financial Measures” below. Supplemental Combined Net Sales and Supplemental Combined adjusted EBITDA give effect to our recent acquisition of Pelikan Artline (the “Pelikan Artline Acquisition”) that we did not already own, as well as our pending anticipated acquisition of Esselte (the “Esselte Acquisition”), in each case as if such transaction had occurred on January 1, 2015. Supplemental Combined adjusted EBITDA reflect adjustments to our Adjusted EBITDA for the year ended December 31, 2015 by including, as more fully described below, our management's estimate of the incremental adjusted EBITDA for Pelikan Artline for the twelve months ended December 31, 2015 and the adjusted EBITDA for Esselte for the year ended December 31, 2015, together with the synergy savings estimated to be achieved in the amounts and during the time frames specified below. See "Forward-Looking Information."
Management’s estimate of the incremental adjusted EBITDA of Pelikan Artline for the twelve months ended December 31, 2015 and the adjusted EBITDA of Esselte for the year ended December 31, 2015 and other financial data for Pelikan Artline and Esselte presented herein are derived from the respective financial statements of Pelikan Artline or Esselte, as the case may be, which financial statements were prepared by each respective company’s prior or current management and are not included herein. Investors should be aware that adjusted EBITDA for Pelikan Artline and Esselte are not entirely comparable to our measure of Adjusted EBITDA, because of, among other things, differences among GAAP and International Financial Reporting Standards (which are the standards by which the Esselte financial statements are prepared) and Australian accounting standards (which are the standards by which Pelikan Artline financial statements are prepared). Additionally, Supplemental Combined adjusted EBITDA has not been prepared in accordance with the requirements of Regulation S-X or any other securities laws relating to the presentation of pro forma financial information. Supplemental Combined adjusted EBITDA is presented for information purposes only and does not purport to represent what our actual financial position or results of operations would have been if the acquisitions had been completed as of an earlier date or that may be achieved in the future.

Certain Financial Data:	Year Ended December 31, 2015
(in millions)
Net income	$ 85.9
Adjusted EBITDA (unaudited) (non-GAAP) (1)	$ 239.0

Supplemental Combined Data:	Twelve Months Ended December 31, 2015
(in millions)
Supplemental Combined Net Sales (unaudited) (non-GAAP)(2)	$2,076.6
Supplemental Combined adjusted EBITDA (unaudited) (non-GAAP)(3)	$ 347.1
(1) Adjusted EBITDA represents net income after adding back depreciation; stock-based compensation expense; amortization of intangibles; interest expense, net; other (income) expense, net and income tax expense. Adjusted EBITDA also excludes the amortization of step-up in value of finished goods inventory, transaction and integration expenses and restructuring charges (credits). Adjusted EBITDA is considered a non-GAAP financial measure. See “Non-GAAP Financial Measures” below.
Set forth below is a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP measure, for the period indicated:

Unaudited
Year Ended December 31, 2015
(in millions)
Net income	$ 85.9
Restructuring charges (credits)	(0.4)
Depreciation	32.4
Stock-based compensation	16.0
Amortization of intangibles	19.6
Interest expense, net	37.9
Other expense (income), net	2.1
Income tax expense	45.5
Adjusted EBITDA (non-GAAP)	$239.0

(2)
Set forth below is a reconciliation of net sales for the year ended December 31, 2015 to Supplemental Combined Net Sales for the year ended December 31, 2015. Supplemental Combined Net Sales represents ACCO Brands’ net sales after giving effect to the Pelikan Artline Acquisition and the Esselte Acquisition as if each had been completed as of January 1, 2015. See “Non-GAAP Financial Measures” below.

Unaudited
Year Ended December 31, 2015
(in millions)
ACCO Brands net sales	$1,510.4
Pelikan Artline net sales(a)	112.0
Esselte net sales(b)	454.2
Supplemental Combined Net Sales (non-GAAP)	$2,076.6

(a)
Represents management’s estimate of the pre-acquisition net sales of Pelikan Artline derived from the financial statements of Pelikan Artline for the twelve months ended December 31, 2015, which financial statements were prepared in accordance with Australian accounting standards. Pelikan Artline net sales have been translated into U.S. dollars using an average currency exchange rate of approximately $0.75 to A$1.00.

(b)
Represents pre-acquisition net sales of Esselte derived from the audited financial statements of Esselte for the year ended December 31, 2015, which financial statements were prepared in accordance with International Financial Reporting Standards and are reported in U.S. dollars.

(3)
Set forth below is a reconciliation of Adjusted EBITDA for the year ended December 31, 2015 to Supplemental Combined adjusted EBITDA for the year ended December 31, 2015. Supplemental Combined adjusted EBITDA represents ACCO Brands’ Adjusted EBITDA after giving effect to the Pelikan Artline Acquisition and the Esselte Acquisition as if each had been completed as of January 1, 2015, and as if the associated estimated annualized pre-tax synergy savings expected to be achieved by the second anniversary of the completion of the Pelikan Artline Acquisition and by the third anniversary of the completion of the pending Esselte Acquisition were fully realized in 2015. There can be no assurance, however, that we will achieve these anticipated synergy savings. Supplemental Combined adjusted EBITDA is not a pro forma presentation that has been compiled in accordance with Regulation S-X. See “Non-GAAP Financial Measures” below.

Unaudited
Year Ended December 31, 2015
(in millions)
Adjusted EBITDA (non-GAAP)	$239.0
Pelikan Artline incremental adjusted EBITDA(a)	17.4
Projected annualized pre-tax synergy savings from Pelikan Artline Acquisition(b)	8.0
Esselte adjusted EBITDA(c)	59.7
Projected annualized pre-tax synergy savings from Esselte Acquisition(d)	23.0
Supplemental Combined adjusted EBITDA (non-GAAP)	$347.1

(a)
Pelikan Artline incremental adjusted EBITDA is derived from the financial statements of Pelikan Artline for the twelve months ended December 31, 2015 prepared in accordance with Australian accounting standards. Pelikan Artline incremental adjusted EBITDA reflects the estimated full-year incremental contribution to Adjusted EBITDA as a result of the Pelikan Artline Acquisition based on Pelikan Artline financial results for the twelve months ended 2015. Set forth below is a reconciliation of net income of Pelikan Artline for the twelve months ended December 31, 2015 (calculated and presented in accordance with Australian accounting standards) to the incremental adjusted EBITDA of Pelikan Artline for the twelve months ended December 31, 2015.

Unaudited
Twelve Months Ended December 31, 2015
(in millions)
Net income	$17.9
Restructuring & integration	1.0
Income tax	5.1
Interest expense	0.9
Depreciation	0.5
Pelikan Artline EBITDA	$25.4
Less: Portion included in 2015 ACCO Brands Adjusted EBITDA	(8.0)
Pelikan Artline incremental adjusted EBITDA	$17.4

(b)
Reflects projected annualized pre-tax synergy savings anticipated to be realized from the integration of Pelikan Artline by the second anniversary of the completion of the Pelikan Artline Acquisition, primarily consisting of facility integration and head count reduction activities. There can be no assurance, however, that we will achieve these anticipated synergy savings. See “Forward-Looking Information” above.

(c)
Esselte adjusted EBITDA is derived from audited financial statements of Esselte for the year ended December 31, 2015, which were prepared in accordance with International Financial Reporting Standards (“IFRS”). Esselte adjusted EBITDA reflects the adjustment to remove $2.3 million of certain Esselte start-up and development expenses that are not expected to recur. Set forth below is a reconciliation of net income of Esselte for the year ended December 31, 2015 (calculated and presented in accordance with IFRS) to Esselte adjusted EBITDA for the year ended December 31, 2015:

Unaudited
Year Ended December 31, 2015
(in millions)
Net income	$ 8.4
Income tax	9.3
Interest expense (income)	8.7
Restructuring related charges	15.2
Other non-recurring charges	1.1
Stock option charges	0.7
Board and owner’s fees	0.4
Depreciation and amortization	13.6
EBITDA	$57.4
Non-recurring start-up and development expenses	2.3
Esselte adjusted EBITDA	$59.7

(d)
Reflects projected annualized pre-tax synergy savings anticipated to be realized from the integration of Esselte by the third anniversary of the completion of the pending Esselte Acquisition, primarily consisting of facility integration and head count reduction activities. There can be no assurance, however, that we will achieve these anticipated synergy savings. See “Forward-Looking Information” above.

Non-GAAP Financial Measures
The non-GAAP financial measures presented herein, including Adjusted EBITDA, are supplemental measures of our performance. These non-GAAP financial measures do not comply with U.S. generally accepted accounting principles (“GAAP”), however, because they are adjusted to exclude (include) certain cash and non-cash income and expenses that would otherwise be included in (excluded from) the most directly comparable GAAP measure. As used herein, these measures are not necessarily comparable to similarly titled measures of other companies.
We believe these non-GAAP financial measures may be useful for potential holders of our debt in assessing our operating performance and ability to meet our debt service requirements and satisfy other current and future obligations. We believe these non-GAAP measures also enhance an overall understanding of our past financial performance and also our prospects for the future, as well as to facilitate comparisons with our historical operating results. Adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our underlying operational results and trends. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside our core operating results. In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods.
Non-GAAP measures, in particular Adjusted EBITDA, have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in business growth or reduce indebtedness. See also “Supplemental Financial Data” above for a discussion of and the limitations on Supplemental Combined Net Sales and Supplemental Combined adjusted EBITDA.

Customer Data
Our top ten customers accounted for 55% and 56% of our net sales for the year ended December 31, 2015 and trailing twelve months ended September 30, 2016, respectively. Sales to Staples, our largest customer, amounted to approximately 14% of our net sales for each of the year ended December 31, 2015 and for the trailing twelve months ended September 30, 2016. Sales to Office Depot amounted to approximately 10% and 9% of our net sales for the year ended December 31, 2015 and trailing twelve months ended September 30, 2016, respectively, and sales to Walmart amounted to approximately 9% and 10% of our net sales for the year ended December 31, 2015 and trailing twelve months ended September 30, 2016, respectively.
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This foregoing information and the Form 8-K under which this information is being furnished shall not constitute an offer to sell or a solicitation of an offer to purchase any securities of ACCO Brands, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.